Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

     As independent public accountants, we hereby consent to the incorporation by reference in this Post Effective Amendment No. 1 on Form S-8 to Allied Waste Industries, Inc. Registration Statement on Form S-4 (File No. 333-62473) of our report dated June 30, 1998 included in Current Report on Form 8-K/A-1 filed August 28, 1998.


                                                        Arthur Andersen LLP

Phoenix, Arizona,
  October 15, 1998.